Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                 [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                            FRESCO INDEX SHARES FUNDS
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                            FRESCO INDEX SHARES FUNDS
                    c/o UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                               New York, NY 10019

                                                                  April 23, 2004

Dear Shareholders:

      A special meeting of shareholders of the Fresco Index Shares Funds (the "Trust") will be held at [TIME] on June 16, 2004, at 51 West 52nd Street, ___ Floor, New York, New York 10019. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote, and a postage prepaid envelope in which to return your proxy are enclosed.

      UBS Global Asset Management (US) Inc. ("UBS Global AM") has advised the Board of Trustees of the Trust that UBS Global AM has made a business decision to exit the exchange-traded funds ("ETF") business in the United States and accordingly, wishes to resign as investment adviser and distributor for the Trust. Therefore, a new investment advisory agreement for the funds of Trust (each a "Fund" and collectively the "Funds") will be required. For this reason, shareholders are being asked to approve a new investment advisory agreement between the Trust on behalf of each Fund and SSgA Funds Management, Inc. ("SSgA FM"). Shareholders are also being asked to elect five new Trustees (the "Trustee-Nominees"). The Trustee-Nominees are currently trustees of the SSgA FM's streetTRACKS(R) Series Trust. The current Trustees of the Trust intend to resign, if the new investment advisory agreement is approved by shareholders. The Board of Trustees of the Trust recommends that you elect to the Board the Trustee-Nominees who are standing for election and approve the proposed investment advisory agreement with SSgA FM.

                                                      Respectfully,


                                                      /s/David M. Goldenberg
                                                      DAVID M. GOLDENBERG
                                                      Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
--------------------------------------------------------------------------------

                            FRESCO INDEX SHARES FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2004

                             To the Shareholders of
                           Fresco Index Shares Funds:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Fresco Index Shares Funds (the "Trust") will be held at 51 West 52nd Street, ___ Floor, New York, New York 10019, on June 16, 2004, at [TIME], local time, for the following purposes:

      1. To approve or disapprove a proposed Investment Advisory Agreement between the Trust on behalf of each fund of the Trust and SSgA Funds Management, Inc.

      2.    If Proposal Number 1 is approved, to elect five new Trustees.

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Trustees has fixed the close of business on April 15, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.

      You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend the meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

                                            By order of the Board of Trustees,


                                            /s/David M. Goldenberg
                                            DAVID M. GOLDENBERG
                                            Secretary

April ___, 2004

                            FRESCO INDEX SHARES FUNDS
                    c/o UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                               New York, NY 10019

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Fresco Index Shares Funds (the "Trust") for use at the special meeting of shareholders, to be held at 51 West 52nd Street, New York, New York 10019, on June 16, 2004, at [TIME], local time, and at any adjournments thereof.

      This Proxy Statement and the form of proxy are being mailed to shareholders on or about April 23, 2004. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Secretary, Fresco Index Shares Funds, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in this Proxy Statement. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 for which a "vote of a majority of the outstanding voting securities" of a Fund which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of a Fund entitled to vote thereon present at the special shareholder meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon, is required; and Proposal 2, for which the required vote is a majority of the votes cast.

      The Board of Trustees has fixed the close of business on April 15, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fresco Dow Jones STOXX 50 Fund had outstanding [NUMBER] shares of beneficial interest and the Fresco Dow Jones EURO STOXX 50 Fund had outstanding [NUMBER] shares of beneficial interest.

      Management of the Trust knows of no item of business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Trust will furnish, without charge, a copy of its annual report for its fiscal year ended September 30, 2003 to any shareholder requesting such report. Requests for the annual report should be made by writing to Fresco Index Shares Funds, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019, attention: Secretary, or by calling 1-800-647-1568.

                PROPOSAL 1 - APPROVAL OR DISAPPROVAL OF PROPOSED
                          INVESTMENT ADVISORY AGREEMENT

      Shareholders of the Trust are being asked to approve a new investment advisory agreement (the "Proposed Investment Advisory Agreement") with SSgA Funds Management, Inc. ("SSgA FM") which, if approved, would replace the current investment advisory agreement with UBS Global Asset Management (US) Inc. ("UBS Global AM")(the "Current Investment Advisory Agreement"). Under the Proposed Investment Advisory Agreement, SSgA FM would provide investment advisory services to each fund of the Trust (each a "Fund" and collectively the "Funds") under the same unitary fee structure as is currently in place for the Funds, at the same rate currently paid to UBS Global AM. It is also anticipated that SSgA FM and its affiliates will provide a range of services that is comparable to those presently furnished by UBS Global AM and its affiliates. If the Proposed Investment Advisory Agreement is approved, the Funds would be renamed to be consistent with SSgA FM's existing streetTRACKS(R) family of exchange-traded funds ("ETFs"). The Board of Trustees has determined that the Proposed Investment Advisory Agreement is in the best interests of each Fund and its shareholders. If approved, the Proposed Investment Advisory Agreement will go into effect as of July 1, 2004 for an initial two-year term, and would remain in effect thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). If the shareholders do not approve the Proposed Investment Advisory Agreement, UBS Global AM will continue to serve as investment adviser to the Trust but may propose other options to the Board of Trustees, such as the liquidation of the Funds.

      The Board of Trustees recommends that shareholders vote in favor of the Proposed Investment Advisory Agreement. The reasons for the Board's decision are discussed below. A description of the Proposed Investment Advisory Agreement, including the services to be provided by SSgA FM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of the Proposed Investment Advisory Agreement attached to this Proxy Statement as Appendix A.

The Current Investment Advisory Agreement

      The Current Investment Advisory Agreement, between the Trust and UBS Global AM, was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party thereto (the "Independent Trustees"), at the organizational meeting of the Board of Trustees of the Trust held on August 19, 2002 and was approved by the initial shareholder. Under the terms of the Current Investment Advisory Agreement, UBS Global AM furnishes certain investment advisory and portfolio management services to each Fund. The Current Investment Advisory Agreement provides that UBS Global AM is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by a Fund in connection with matters to which the Current Investment Advisory Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties, or from reckless disregard by UBS Global AM of its obligations and duties under the Current Investment Advisory Agreement.

      For its services under the Current Investment Advisory Agreement, UBS Global AM receives a unitary fee, computed weekly and payable monthly, at the contractual rate of 0.29% per annum as a percentage of each respective Fund's average daily net assets. UBS Global AM pays the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees of the Trust (including Trustees' counsel fees), litigation expenses and any other extraordinary expenses.

      For the fiscal year ended September 30, 2003, the Funds paid the following amounts to UBS Global AM:

--------------------------------------------------------------------------------
Fund Name                                                            Amount Paid
--------------------------------------------------------------------------------
Fresco Dow Jones STOXX 50 Fund                                           $60,901
--------------------------------------------------------------------------------
Fresco Dow Jones EURO STOXX 50 Fund                                     $401,958
--------------------------------------------------------------------------------

The Proposed Investment Advisory Agreement

      The material terms of the Proposed Investment Advisory Agreement are substantially similar to the terms of the Current Investment Advisory Agreement.

      Under the terms of the Proposed Investment Advisory Agreement, SSgA FM will furnish certain investment advisory and portfolio management services to each Fund comparable to those currently provided by UBS Global AM. The Proposed Investment Advisory Agreement provides that SSgA FM will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Funds in connection with matters to which the Proposed Investment Advisory Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of SSgA FM in the performance of its duties, or from reckless disregard by SSgA FM of its obligations and duties under the Proposed Investment Advisory Agreement.

      For its services under the Proposed Investment Advisory Agreement, SSgA FM would be entitled to receive the same unitary fee as UBS Global AM, accrued daily, computed weekly and payable monthly, at the contractual rate of 0.29% of each respective Fund's average daily net assets. SSgA FM would pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees of the Trust (including Trustees' counsel fees), litigation expenses and any other extraordinary expenses.

      The Proposed Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by a Fund or by SSgA FM upon sixty days' written notice or by vote of the shareholders of the Fund. The Proposed Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Description of SSgA Funds Management, Inc.

      SSgA FM, State Street Bank and Trust Company ("State Street") and other affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management division of State Street Corporation, 225 Franklin Street, Boston, MA 02110. SSgA FM is a wholly-owned subsidiary of State Street Corporation.

      As of December 31, 2003, SSgA managed in excess of $92 billion in assets. As of December 31, 2003, SSgA managed in excess of $1.1 trillion in assets. SSgA FM's principal business address is State Street Financial Center, One Lincoln Center, Boston, Massachusetts 02211.

      SSgA became the first ETF manager in the U.S. with the creation of the SPDR Trust, Series 1 in 1993. SSgA is one of the largest ETF managers in the world, has sponsored and manages ETFs in the U.S., Europe, Australia, Hong Kong, and Singapore and has consultancy or advisory agreements in several other Asian markets. SSgA's European ETFs include the streetTRACKS(R) MSCI Pan Europe, the streetTRACKS(R) MSCI Europe Sectors, and the streetTRACKS(R) AEX Index ETF. SSgA has been an innovator in the ETF field with the creation of SPDR(R) Trust, Series 1 (along with the AMEX) and the introduction of the successful Tracker Fund of Hong Kong TraHK Fund.

      SSgA manages the State Street MSCI EAFE Index Portfolio, a master-feeder product sold exclusively to institutional investors with a similar investment objective as the Fresco Dow Jones Euro STOXX 50 Fund. As of December 31, 2003 the State Street MSCI EAFE Index Portfolio had assets of $124,825,502. As consideration for the SSgA FM's services as adviser, and State Street's services as administrator, transfer agent and custodian to the State Street MSCI EAFE Index Portfolio (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA FM receives an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the 0.15% of the average daily net assets during the month.

      SSGA FM has a long history of managing many different index strategies and vehicles and is prepared to take on the management of the Funds. See summary of ETFs managed below:

U.S. ETFs Managed by SSgA FM (1)                                  ASSETS AS OF
                                                                     3/31/04
                                                                 ---------------
DIAMONDS(R) Trust, Series 1                                      $ 6,826,177,657
FORTUNE 500(R) Index Fund                                        $   108,141,086
SPDR(R) Trust, Series 1                                          $40,771,778,854
Materials Select Sector SPDR(R) Fund                             $   814,438,939
Energy Select Sector SPDR(R) Fund                                $   900,633,724
Financial Select Sector SPDR(R) Fund                             $   824,461,865
Industrial Select Sector SPDR(R) Fund                            $   565,295,622
Technology Select Sector SPDR(R) Fund                            $ 1,052,339,631
Consumer Staples Select Sector SPDR(R) Fund                      $   422,726,487
Utilities Select Sector SPDR(R) Fund                             $ 1,179,429,888
Health Care Select Sector SPDR(R) Fund                           $   636,247,082
Consumer Discretionary Select Sector SPDR(R) Fund                $   292,605,541
streetTRACKS(R) Dow Jones Global Titans Index Fund               $    33,396,911
streetTRACKS(R) Dow Jones US Large Cap Growth Index Fund         $    58,498,558
streetTRACKS(R) Dow Jones US Large Cap Value Index Fund          $    81,195,740
streetTRACKS(R) Dow Jones US Small Cap Growth Index Fund         $    55,505,083
streetTRACKS(R) Dow Jones US Small Cap Value Index Fund          $    69,401,653
streetTRACKS(R) Morgan Stanley Technology Index Fund             $    31,593,834
streetTRACKS(R) Wilshire REIT Index Fund                         $   647,949,406
--------------------------------------------------------------------------------
Total U.S. ETFs Managed by SSgA FM                               $55,371,817,568
--------------------------------------------------------------------------------
International ETFs Managed by SSgA (2)
streetTRACKS(R) AEX Index ETF                                    $   179,682,350
streetTRACKS(R) ASX S&P 200 Index Fund                           $   325,164,022
streetTRACKS(R) ASX S&P 50 Index Fund                            $    29,323,473
streetTRACKS(R) ASX S&P 200 PR Index Fund                        $    89,879,906
streetTRACKS(R) MSCI Europe Consumer Discretionary ETF           $    16,516,889
streetTRACKS(R) MSCI Europe Consumer Staples ETF                 $    23,033,904
streetTRACKS(R) MSCI Europe Energy ETF                           $    54,307,428
streetTRACKS(R) MSCI Europe Financials ETF                       $    38,105,928
streetTRACKS(R) MSCI Europe Health Care ETF                      $    18,746,216
streetTRACKS(R) MSCI Europe Industrials ETF                      $    46,012,260
streetTRACKS(R) MSCI Europe Information Technology ETF           $    11,516,952
streetTRACKS(R) MSCI Europe Materials ETF                        $    14,997,960
streetTRACKS(R) MSCI Europe Telecommunication Services ETF       $    36,739,447
streetTRACKS(R) MSCI Europe Utilities ETF                        $    13,411,756
streetTRACKS(R) MSCI Pan-Euro ETF                                $   803,501,820
Tracker Fund of Hong Kong (TraHK)                                $ 3,661,162,289
UNICO i-tracker MSCI Eur Financial Sector                        $    70,234,607
UNICO i-tracker MSCI World                                       $   129,998,515
streetTRACKS(R) Straits Times                                    $   250,280,827
--------------------------------------------------------------------------------
Total International ETFs Managed by SSgA                         $ 5,812,616,549
--------------------------------------------------------------------------------
Total ETFs Managed by SSgA FM and SSgA                           $61,184,434,117
================================================================================

(1) All U.S. registered products structured as open-end management investment companies or unit investment trusts.
(2) Non U.S. registered products.
(3) Joint Venture with local investment management firm.

Background Information on the Senior Officers of SSgA FM

      The principal address for each of the Senior Officers of SSgA FM is State Street Global Advisors, State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Timothy B. Harbert

      Mr. Harbert is a Director of SSgA FM and is also Chairman and Chief Executive Officer of SSgA. Mr. Harbert joined SSgA as head of Systems and Investment Operations in 1987. He was appointed President responsible for non-U.S. sites in 1991, and in 1992 was appointed Chief Operating Officer. He became Chairman and CEO of SSgA in 2001. Mr. Harbert was instrumental in the expansion of SSgA's operations overseas. Most notably, he launched SSgA's highly successful London-based operations in 1990 and led the company's expansion into critical Pacific Rim markets. Mr. Harbert serves on several advisory committees, and is Chairman of State Street's Japan Advisory Board, which is responsible for overseeing corporate initiatives in Japan.

      Mr. Harbert joined SSgA from Price Waterhouse & Company (now PricewaterhouseCoopers LLP), where he served in the Management Consulting Services division, advising major financial services companies on strategic and operational issues. He began his career at M.D. Oppenheim & Company P.A.

      Mr. Harbert received a BS (Cum Laude) in Accounting from Bentley College. He is a Vietnam Era veteran having served in the U.S. Navy from 1973 to 1976 aboard the USS Mississinewa in the Navigation Division.

Agustin J. Fleites, CFA

      Mr. Fleites is President and a Director of SSgA FM and a Senior Principal of SSgA. He is responsible for distribution of SSgA and SSgA FM investment products into third party distribution channels.

      Mr. Fleites joined SSgA in 1987. Before taking on his current responsibilities, Mr. Fleites was responsible for SSgA's U.S. and global expansion of ETFs. Prior to that, he was responsible for SSgA's Asset Allocation team. He is credited with the successful development and implementation of SSgA's Asset Allocation Strategy. He established SSgA's Australian office in 1991 where, as Managing Director, he was responsible for portfolio management services, client support, and the development of new client relationships.

      Mr. Fleites earned an MBA in Finance from Babson College and a BS in Finance and Multinational Management from the Wharton School of the University of Pennsylvania.

James E. Ross

      Mr. Ross is a Principal of SSgA FM and SSgA. He is primarily responsible for the product support division of SSgA and SSgA FM's distribution of investment products. This includes assessing all aspects of the current products and services provided by the area. Prior to entering his current role, Mr. Ross was responsible for global development and implementation of ETFs where he was the project manager for the development of the Tracker Fund of Hong Kong, the DIAMONDS(R) Trust, Series 1 and the Select Sector SPDR(R) Trust. Prior to joining State Street in 1992, Mr. Ross was employed by Ernst & Young as a senior accountant.

      Mr. Ross is a graduate of Bentley College where he earned a BS in Accountancy and passed the Certified Public Accountancy examination in Massachusetts.

Michael Feehily, CFA

      Mr. Feehily is a Principal of SSgA and head of the U.S. Equity Team within the Global Structured Products Group. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for SSgA. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P Midcap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1992.

      Mr. Feehily holds a BS in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

Peter Leahy, CFA

      Mr. Leahy is a Senior Principal of SSgA and Head of the Global Structured Products Group. In this capacity, he overseas a group of 65 portfolio managers worldwide, and over 800 portfolios with assets in excess of $400 billion. In addition, Mr. Leahy is Vice-chair of the SSgA Investment Committee, Chairman of the Independent Fiduciary Committee, and a member of the Senior Management Group.

      Prior to joining SSgA in 1991, Mr. Leahy spent four years at Bankers Trust Investment Management in the derivative products and index management groups. Before that, he worked for two years as a Research Analyst at Foster, Dykema, Cabot & Company in Boston.

      Mr. Leahy holds a BA in Economics from Middlebury College and an MBA in Finance from the University of Chicago. He earned the Chartered Financial Analyst designation, and is a member of the FTSE Equity Index Committee, the S&P/IFC Index Advisory Panel, and the Russell Index Advisory Board.

John Tucker, CFA

      Mr. Tucker is a Principal of SSgA and Unit Head of the portfolio management team responsible for the firm's ETFs. He manages a number of domestic and international portfolios. In addition, Mr. Tucker is responsible for new product research and development.

      Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group, where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988.

      Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Mark J. Duggan, Esq.

      Mr. Duggan is a Principal and Chief Legal Counsel at SSgA FM and Principal and Associate Counsel at SSgA. He joined the firm in 1996. Mr. Duggan is responsible for legal issues relating to the securities laws, including investment adviser and mutual fund regulation, as well as ERISA, tax, and banking law issues. Prior to this, Mr. Duggan was in-house counsel at The Boston Company, Inc., specializing in mutual fund administration and investment advisory work. Preceding this, he was an associate in the corporate department of the Boston law firm Ropes & Gray, concentrating on mutual funds, investment advisory and other financial services issues.

      Mr. Duggan received a BA from the University of Notre Dame and a JD from the University of Chicago.

Peter A. Ambrosini, Esq.

      Mr. Ambrosini is a Senior Principal and is the Chief Compliance and Risk Management Officer for SSgA and its affiliates, including SSgA FM. Prior to joining SSgA in March 2001, he was the Managing Director of the Regulatory Compliance and Consulting Group at PricewaterhouseCoopers LLP ("PWC") for 15 years (1985-2001). Previously, Mr. Ambrosini managed the regulatory programs for the New England Region of the U.S. Securities and Exchange Commission ("SEC") for six years. This included inspections of all registered investment companies, investment advisers, broker-dealers and transfer agents in the region. From 1974 to 1978, he was Special Counsel to the SEC's Division of Investment Management in Washington, D.C. Mr. Ambrosini has designed and conducted special compliance reviews of registered investment companies, investment advisers and broker-dealers mandated by the SEC and voluntary compliance reviews for both PWC audit and non-audit clients.

      Mr. Ambrosini received his AB from Holy Cross College and his JD from Boston College. Mr. Ambrosini has been an Adjunct Professor of Law at Suffolk University Law School since 1978 and is admitted to practice law in Maine, Massachusetts, and the District of Columbia.

Karen B. Clark

      Ms. Clark is a Principal and Senior Compliance Officer of SSgA and its affiliates, including SSgA FM. Ms. Clark is primarily responsible for compliance of the equity areas and for the SEC registered investment adviser, SSgA FM. Ms. Clark joined SSgA in 2001 after working as a Principal Consultant in the Regulatory Compliance Consulting Group of PWC. At PWC, she participated in compliance and control reviews of a variety of entities including investment advisers, investment companies, hedge funds, private equity funds and variable insurance product sponsors. She also participated in several specialized projects for financial services clients and frequently served as an author and instructor for PWC's Professional Development Program.

      Prior to joining PWC, Ms. Clark was an Investment Company/Investment Adviser Examination Branch Chief at the SEC in Washington, D.C. At the SEC, she served as the project manager for the soft dollar inspection sweep of broker-dealers, investment advisers and investment companies. She oversaw the analysis of the data collected and drafted large sections of the report issued in September 1998.

      Ms. Clark received her BA from Brandeis University and her MBA from The American University.

Roger Petrin

      Mr. Petrin is a Senior Principal of SSgA FM and Head of Global Trading. He joined the firm in May 1994 and has over twenty years of experience in equity execution utilizing both traditional and quantitative methods. Prior to joining SSgA, Mr. Petrin was affiliated with IBM where he was responsible for the development, implementation, and management of equity trading for IBM's retirement funds. Previously, he also worked at Travelers Investment Management Company and in the State of

Connecticut Treasurer's Office. Mr. Petrin has been working in the investment management field since 1974.

      Mr. Petrin holds a BS in Finance from the University of Connecticut and an MBA in Finance from the University of Hartford. Mr. Petrin is currently a member of the National Organization of Investment Professionals, NYSE Institutional Traders Advisory Committee, Boston Stock Exchange EPAC Committee, and Boston Securities Traders Association. He is also a past president of the Connecticut Security Traders Association.

Thomas P. Kelly

      Mr. Kelly is a Senior Principal and Treasurer of SSgA FM and a Principal of SSgA. He joined SSgA in 1979. Mr. Kelly manages the team that is responsible for monitoring all aspects of SSgA's revenue and expense budgets as well as the financial reporting processes. Prior to joining SSgA, he worked for the Chief Financial Officer as Corporate Staff Comptroller. Preceding this, Mr. Kelly was responsible for managing all administrative activities for the Information Systems division of the firm. Previously, he has also held positions in the Funds Flow Department and the Master Trust Division of State Street Corporation. Mr. Kelly has been working in the investment management field since 1993.

      Mr. Kelly holds an MBA from Babson College and is a graduate of Bentley College.

Board of Trustees' Considerations

      In connection with their consideration of the Proposed Investment Advisory Agreement, the Trustees received information from UBS Global AM and SSgA FM, which the Trustees reviewed at a Board of Trustees meeting, called to consider the approval of the Proposed Investment Advisory Agreement, held on March 29, 2004. At the meeting, the Trustees were advised by independent counsel concerning their duties in considering the Proposed Investment Advisory Agreement and the various factors to be considered and standards to be applied. After consideration, the Trustees, including a majority of the Independent Trustees, voted to approve the Proposed Investment Advisory Agreement with SSgA FM and to submit the Proposed Investment Advisory Agreement to the Funds' shareholders for approval.

      The Board received and considered information relating to the quality of services to be rendered by SSgA FM and information describing SSgA FM's experience in the ETF industry. The Trustees then reviewed and discussed the nature and extent of the services to be provided by SSgA FM, the costs of the services to be provided, the personnel and operating methods of SSgA FM, possible conflicts of interest, and other compensation to be received by SSgA FM or State Street.

      The Board also received a memorandum from UBS Global AM which explained UBS Global AM had decided to exit the ETF business in the U.S. as a result of UBS Global AM's decision to focus on its core capabilities. UBS Global AM also informed the Board of Trustees that UBS Global AM was not receiving any direct consideration from SSgA FM in connection with the proposed transaction. UBS noted, however, that SSgA FM has agreed to assume the expenses of the transaction, including additional costs of counsel.

      The Board concluded: (i) SSgA FM has significant experience advising ETFs;
(ii) the Funds will be aligned with a major ETF service provider in the U.S. market that has significant experience in the management and marketing of ETFs; and (iii) the fees to be paid to SSgA FM by the Funds will be the same as under the Current Investment Advisory Agreement with UBS Global AM. In deciding to approve the Proposed Investment Advisory Agreement, the Board did not identify any single factor as all-important or controlling.

      Based on its conclusions, and with the advice of counsel, the Board of Trustees, including a majority of the Independent Trustees, determined that the Proposed Investment Advisory Agreement with SSgA FM was in the best interests of the Trust's shareholders. Accordingly, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the Proposed Investment Advisory Agreement.

Shareholder Approval

      To become effective, the Proposed Investment Advisory Agreement must be approved by the "vote of a majority of the outstanding voting securities" of a Fund which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of a Fund entitled to vote thereon present at the special shareholder meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon. The Board of Trustees determined to submit the Proposed Investment Advisory Agreement for consideration by the shareholders of the Funds. THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

                        PROPOSAL 2 - ELECTION OF TRUSTEES

      In connection with the proposed transition to SSgA FM, the Board of Trustees considered that it would be appropriate for the Board of Trustees to nominate the Trustee-Nominees to serve as trustees to the Trust at its meeting on March 29, 2004. The Board of Trustees considered the qualifications of each Trustee-Nominee. The current members of the Board of Trustees have offered their resignations and named the Trustee-Nominees to replace them. The Trustees' resignations would become effective on July 1, 2004.

Background Information Concerning Trustee-Nominees

      The following table sets forth information concerning the Trustee-Nominees. As noted above, the Trustee-Nominees currently serve as Trustees to SSgA FM's streetTRACKS(R) Series Trust.

-------------------------------------------------------------------------------------------------------------------------------
Name (Age) and                  Principal Occupation or           Director    Number of         Other Directorships Held by
Address of Director             Employment During Past Five       Since       Portfolios        Trustee
                                Years and Directorships in                    In Fund Complex
                                Publicly Held Companies                       Overseen by
                                                                              Trustee
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Interested Trustee-Nominees:
-------------------------------------------------------------------------------------------------------------------------------
AGUSTIN J. FLEITES*             Senior Principal, State Street    N/A         8                 Select Sector SPDR(R)Trust
SSgA Funds Management, Inc.     Global Advisors (1987-present);                                 (Trustee); streetTRACKS(R)
State Street Financial Center   President and Director of SSgA                                  Series Trust (Trustee).
One Lincoln Street              FM (2002-present); Member SSgA
Boston, MA 02111-2900           Investment Committee
Age:  38                        (1994-present).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Name (Age) and                  Principal Occupation or           Director    Number of         Other Directorships Held by
Address of Director             Employment During Past Five       Since       Portfolios        Trustee
                                Years and Directorships in                    In Fund Complex
                                Publicly Held Companies                       Overseen by
                                                                              Trustee
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TIMOTHY B. HARBERT*             Chairman and CEO of SSgA          N/A         8                 Director, SSgA FM (investment
State Street Global Advisors    (2001-present); President, SSgA                                 advisor); Citistreet, LLC
State Street Financial Center   (1995-2001); Executive Vice                                     (plan recordkeeper); State
One Lincoln Street              President of State Street                                       Street Banque, S.A. (French
Boston, MA 02111-2900           Corporation (1996-present);                                     bank); State Street Global
Age:  53                        Member, Executive Operating                                     Advisors, Ltd., London
                                Group of State Street                                           (investment management);
                                Corporation (1995-present).                                     State Street Global Advisors,
                                                                                                GmbH, Munich (investment
                                                                                                management); State Street
                                                                                                Global Advisors, Canada, Ltd.
                                                                                                (investment management);
                                                                                                State Street Global Advisors,
                                                                                                Australia, Ltd. (investment
                                                                                                management); State Street
                                                                                                Global Advisors, Japan, Ltd.
                                                                                                (investment management);
                                                                                                State Street Global Markets,
                                                                                                LLC (broker-dealer); Bentley
                                                                                                College; Chairman of the
                                                                                                Board, SSgA Funds Management,
                                                                                                Inc. (investment  adviser);
                                                                                                State Street Global Advisors,
                                                                                                Inc. (Delaware) (holding
                                                                                                company); Bel Air Investment
                                                                                                Advisors, LLC (investment
                                                                                                management); and President
                                                                                                and Director, SSgA, Cayman
                                                                                                (investment manager);
                                                                                                streetTRACKS(R) Series Trust
                                                                                                (Trustee).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Independent Trustee-Nominees:
-------------------------------------------------------------------------------------------------------------------------------
DAVID M. KELLY                  President and CEO, NSCC (1983-    N/A         8                 Chicago Stock Exchange
4 Jodi Lane                     February 2000)(a clearing                                       (Public Governor/Director);
Chatham, NJ 07928               org.); Vice Chairman, DTCC                                      Penson Worldwide Inc.
Age:  65                        (1999 - February 2000)(a                                        (Director); Thomas Murray
                                depository in U.S.); Vice                                       Ltd. (Director); Custodial
                                Chairman and CEO, Government                                    Trust Co. (Director);
                                Securities Clearing Corp. (1990                                 streetTRACKS(R) Series Trust
                                - February 2000) (a government                                  (Trustee).
                                securities clearing company);
                                Trustee, streetTRACKS Series
                                Trust (2000-present).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FRANK NESVET                    Chief Executive Officer, Libra    N/A         8                 streetTRACKS(R) Series Trust
c/o streetTRACKS Series Trust   Group, Inc. (1998-present)(a                                    (Trustee); Jefferson Pilot
225 Franklin Street             financial services consulting                                   Variable Fund, Inc.,
Boston, Massachusetts 02110     company); Managing Director,                                    Director.
Age:  60                        Senior Vice President and Fund
                                Treasurer, New England Funds
                                (1993-1998); Trustee,
                                streetTRACKS Series Trust
                                (2000-present).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
HELEN F. PETERS                 Dean, Carroll School of           N/A         8                 streetTRACKS(R) Series Trust
133 South Street                Management, Boston College                                      (Trustee).
Needham, Massachusetts          (August 2000-present); Partner,
02492                           Samuelson Peters, LLC
Age:  54                        (1999-August 2000); Director of
                                Global Bond Group, Scudder
                                Kemper Investments (1998-1999);
                                Chief Investment Officer,
                                Colonial Management (1991-1998);
                                Trustee, streetTRACKS Series
                                Trust (2000-present).
-------------------------------------------------------------------------------------------------------------------------------

*Mr. Fleites and Mr. Harbert would be interested persons of the Trust based on their positions with SSgA and SSgA FM.

      The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee-Nominee in the Trust as of March 31, 2004:

-----------------------------------------------------------------------------------------------
Name of Trustee-Nominee          Dollar Range of Equity        Aggregate Dollar Range of
                                 Securities in the Trust       Equity Securities in All
                                                               Registered Investment
                                                               Companies Overseen by Trustee
                                                               in Family of Investment
                                                               Companies
-----------------------------------------------------------------------------------------------
Agustin J. Fleites                           None                           None
-----------------------------------------------------------------------------------------------
Timothy B. Harbert                           None                           None
-----------------------------------------------------------------------------------------------
David M. Kelly                               None                           None
-----------------------------------------------------------------------------------------------
Frank Nesvet                                 None                           None
-----------------------------------------------------------------------------------------------
Helen F. Peters                              None                           None
-----------------------------------------------------------------------------------------------

      The following table sets forth information describing the dollar range of equity securities beneficially owned by each current Trustee in the Trust as of March 31, 2004:

-----------------------------------------------------------------------------------------------
Name of Trustee                  Dollar Range of Equity        Aggregate Dollar Range of
                                 Securities in the Trust       Equity Securities in All
                                                               Registered Investment
                                                               Companies Overseen by Trustee
                                                               in Family of Investment
                                                               Companies
-----------------------------------------------------------------------------------------------
Joseph La Corte                              None                           None
-----------------------------------------------------------------------------------------------
Brian M. Storms                              None                           None
-----------------------------------------------------------------------------------------------
Walter E. Auch                               None                           None
-----------------------------------------------------------------------------------------------
Frank K. Reilly                              None                           None
-----------------------------------------------------------------------------------------------
Edward M. Roob                               None                           None
-----------------------------------------------------------------------------------------------

      The aggregate remuneration for Trustees not affiliated with UBS Global AM was $54,000 during the fiscal year ending September 30, 2003 and, for that period, the aggregate amount of expenses reimbursed by the Trust for Trustees' attendance at Trustees' meetings, including interested Trustees, was $0. Each Independent Trustee currently receives an annual fee of $15,000, plus $300 per Fund per meeting for scheduled quarterly meetings of the Board attended by the Trustee. These fees are paid by the Trust. Currently, two Trustees are affiliated with UBS Global AM, Joseph La Corte and Brian M. Storms. SSgA FM currently contemplates that the compensation for Trustee-Nominees would be substantially similar to the compensation currently received by the Trustees of the Trust.

      The following table sets forth the aggregate compensation from the Trust paid to each current Trustee during the fiscal year ended September 30, 2003:

--------------------------------------------------------------------------------------------------------------------------------
                      Aggregate          Pension or Retirement          Estimated Annual Benefits   Total Compensation From
                      Compensation       Benefits Accrued               Upon Retirement             Trust and Fund Complex
Name of Trustee       From Trust         As Part of Trust Expenses                                  Paid To Trustees(1)
--------------------------------------------------------------------------------------------------------------------------------
Joseph La Corte       $ --               --                             --                          $--
--------------------------------------------------------------------------------------------------------------------------------
Brian M. Storms       $ --               --                             --                          $--
--------------------------------------------------------------------------------------------------------------------------------
Walter E. Auch        $18,000            --                             --                          $47,700
--------------------------------------------------------------------------------------------------------------------------------
Frank K. Reilly       $18,000            --                             --                          $61,200
--------------------------------------------------------------------------------------------------------------------------------
Edward M. Roob        $18,000            --                             --                          $61,200
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board for the Trust's fiscal year ended September 30, 2003; and (b) service on the Boards of Trustees of four other investment companies managed by UBS Global AM or one of its affiliates for the fiscal year ended September 30, 2003, with respect to Messrs. Reilly and Roob, and three other investment companies managed by UBS Global AM or one of its affiliates for the fiscal year ended September 30, 2003, with respect to Mr. Auch. Neither Mr. Storms nor Mr. La Corte will receive any compensation from the Trust for the current fiscal year.

      The Trust's Board of Trustees has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Trust's Audit Committee is comprised entirely of the Independent Trustees, Messrs. Auch, Reilly and Roob, and its actions are governed by the Trust's written Audit Committee Charter. All members of the Audit Committee are independent, as independence is defined in the New York Stock Exchange, Inc.'s listing standards. The Audit Committee met three times during the fiscal year ended September 30, 2003.

      The Trust does not currently have a standing nominating committee. All of the Independent Trustees of the Trust participate in the consideration of nominees. The Board does not believe that it is necessary to have a separate nominating committee at this time due to the small size of the Board and the fact that the majority of the members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, the nominating committee would establish the process to be followed by the committee in identifying and evaluating nominees and would consider adopting a written charter to govern the nominating committee. Currently, the Independent Trustees take into consideration such factors that they deem appropriate in evaluating candidates for the Board, which may include, among others, judgment, skill and experience with investment companies and similar organizations.

      The Trust does not have a specified process for shareholders to send communications to the Board of Trustees because the Trust's reports to shareholders disclose contact information, which may be used to direct communications to the Board of Trustees.

      The Trust's Board of Trustees held four regular meetings during the fiscal year ended September 30, 2003. Each Trustee, with the exception of Mr. Storms, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

Officers of the Trust

Name, Address        Position(s)     Term of Office  Principal Occupation(s)
and Age              Held with Fund  and Length of   During Past 5 Years
                                     Time Served

Amy R. Doberman,     Vice President  Since 2002      Ms. Doberman is a managing
UBS Global Asset     and Assistant                   director and general
Management (US)      Secretary                       counsel of UBS Global AM.
Inc., 51 West                                        From December 1997 through
52nd Street, New                                     July 2000, she was general
York, New York                                       counsel of Aeltus
10019.                                               Investment Management, Inc.
Age: 42.                                             Ms. Doberman is vice
                                                     president and assistant
                                                     secretary of five
                                                     investment companies
                                                     (consisting of 44
                                                     portfolios) and a vice
                                                     president and secretary
                                                     of 17 investment
                                                     companies (consisting of
                                                     37 portfolios) for which
                                                     UBS Global AM (Americas),
                                                     or one of its affiliates
                                                     serves as investment
                                                     advisor, sub-advisor or
                                                     manager.

Name, Address        Position(s)     Term of Office  Principal Occupation(s)
and Age              Held with Fund  and Length of   During Past 5 Years
                                     Time Served

David M. Goldenberg  Vice President  Since 2002      Mr. Goldenberg is an
UBS Global Asset     and Secretary                   executive director and
Management (US)                                      deputy general counsel of
Inc., 51 West                                        UBS Global AM. From 2000 to
52nd Street, New                                     2002, he was director,
York, New York                                       legal affairs at Lazard
10019.                                               Asset Management. Mr.
Age: 37.                                             Goldenberg served in
                                                     various capacities,
                                                     including most recently
                                                     as global director of
                                                     compliance, at SSB Citi
                                                     Asset Management Group
                                                     from 1996 to 2000. Mr.
                                                     Goldenberg is a vice
                                                     president and secretary
                                                     of five investment
                                                     companies (consisting of
                                                     44 portfolios) and a vice
                                                     president and assistant
                                                     secretary of 17
                                                     investment companies
                                                     (consisting of 37
                                                     portfolios) for which UBS
                                                     Global AM (Americas) or
                                                     one of its affiliates
                                                     serves as investment
                                                     advisor, sub-advisor or
                                                     manager.

Joseph T. Malone     Assistant       Since 2002      Mr. Malone is a director
UBS Global Asset     Treasurer                       and a senior manager of the
Management (US)                                      mutual fund finance
Inc., 51 West                                        department of UBS Global
52nd Street, New                                     AM. From August 2000
York, New York                                       through June 2001, he was
10019.                                               the controller at AEA
Age: 36.                                             Investors Inc. From March
                                                     1998 to August 2000, Mr.
                                                     Malone was a manager
                                                     within investment
                                                     management services of
                                                     PWC. Mr. Malone is an
                                                     assistant treasurer of
                                                     four investment companies
                                                     (consisting of 43
                                                     portfolios) for which UBS
                                                     Global AM (Americas) or
                                                     one of its affiliates
                                                     serves as investment
                                                     advisor, sub-advisor or
                                                     manager.

--------------------------------------------------------------------------------
Paul H. Schubert     Treasurer,      Since 2002      Mr. Schubert is an
UBS Global Asset     Vice President                  executive director and head
Management (US)      and Principal                   of the mutual fund finance
Inc., 51 West        Accounting                      department of UBS Global
52nd Street, New     Officer                         AM. Mr. Schubert is
York, New York                                       Treasurer and Principal
10019.                                               Accounting Officer of three
Age: 41.                                             investment companies
                                                     (consisting of 41
                                                     portfolios), a Vice
                                                     President and Treasurer
                                                     of 18 investment
                                                     companies (consisting of
                                                     38 portfolios) and
                                                     treasurer and chief
                                                     financial officer of one
                                                     investment company
                                                     (consisting of two
                                                     portfolios) for which UBS
                                                     Global AM (Americas), or
                                                     one of its affiliates
                                                     serves as investment
                                                     advisor, sub-advisor or
                                                     manager.
--------------------------------------------------------------------------------

Independent Accountants of the Trust

      The Board of Trustees of the Trust, including a majority of the Independent Trustees, selected PWC to act as independent accountants for the Trust for the fiscal year ending September 30, 2004. PWC acted as the independent accountants for the fiscal year ended September 30, 2003. The Trust knows of no direct financial or material indirect financial interest of PWC in the Trust. Representatives of PWC are not expected to be present at the meeting, but they will have the opportunity to make a statement and respond to appropriate questions if they choose to do so.

Audit Fees

      For the fiscal year ended September 30, 2003, PWC billed the Trust aggregate fees of $27,500 for professional services rendered for the audit of the Funds' annual financial statements and review of financial statements included in the Funds' annual report to shareholders.

Audit-Related Fees

      For the fiscal year ended September 30, 2003, PWC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements and are not reported under the section Audit Fees above.

Tax Fees

      For the fiscal year ended September 30, 2003, PWC billed the Funds aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the tax fees was the review of the Funds' income tax returns and tax distribution requirements.

All Other Fees

      For the fiscal year ended September 30, 2003, PWC did not bill the Funds any fees for products and services other than those disclosed above.

      The Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Trust by the Trust's independent accountants; provided, however, that the pre-approval requirement with respect to non-auditing services to the Trust may be waived, consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which PWC billed the Trust fees for the fiscal year ended September 30, 2003 were pre-approved by the Audit Committee. For the fiscal year ended September 30, 2003, the Trust's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Trust by PWC.

      For the fiscal year ended September 30, 2003, the aggregate non-audit fees billed by PWC for services rendered to the Trust and UBS Global AM with respect to the Trust were $60,000.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Funds' audited financial statements for the fiscal year ended September 30, 2003 with management of the Trust and with PWC, and has discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures on auditor independence from PWC required by the SEC and the American Institute of Certified Public Accountants and has discussed with PWC its independence. Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements of the Funds for the fiscal year ended September 30, 2003 be included in the annual report to shareholders and the Funds' annual report filed with the SEC. The current members of the Audit Committee are Messrs. Auch, Reilly, and Roob. The Trust's Audit Committee Charter is attached to this Proxy Statement as Appendix B.

Audit Committee Pre-Approval Policy

      The Audit Committee Charter provides that the Audit Committee must review and pre-approve all audit and non-audit services proposed to be provided to the Trust by its independent accountants; and review and pre-approve all non-audit services proposed to be provided by the Trust's independent accountants to the investment adviser or any of its subsidiaries or affiliates that provide on-going services to the Trust. The Audit Committee delegated to its Chairman, Mr. Reilly, the authority to consider the pre-approval of all non-audit services between Audit Committee meetings. Pursuant to the procedures adopted by the Audit Committee, Mr. Reilly would contact one of the two other Audit Committee members, and Mr. Reilly and such other member would determine whether to pre-approve the proposed non-audit services. Alternatively, if Mr. Reilly is not available, Messrs. Auch and Roob may act together to pre-approve proposed non-audit services. Any such pre-approvals are subject to ratification by the entire Audit Committee at its next meeting.

Shareholder Approval

      Election of the Trustee-Nominees requires the affirmative vote of the holders of a majority of the shares of beneficial interest of the Fund present or represented by proxy. THE BOARD OF TRUSTEEES OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TRUSTEE-NOMINEES.

                                PRINCIPAL HOLDERS

      Although the Funds do not have information concerning the beneficial ownership of the Funds held in the names of DTC participants, as of April 15, 2004, the names, addresses and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

--------------------------------------------------------------------------------------------------------------------
FUND                                    NAME AND ADDRESS                      PERCENTAGE OF OWNERSHIP
--------------------------------------------------------------------------------------------------------------------
Fresco Dow Jones STOXX 50               Goldman Sachs & Co.                   [            ]%
Fund                                    85 Broad Street,
                                        New York, NY 10004
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Citigroup, Inc.                       [            ]%
                                        399 Park Avenue,
                                        New York, NY 10043
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        UBS Financial Services Inc.           [            ]%
                                        1285 Avenue of the Americas,
                                        New York, NY 10019
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Professional            [            ]%
                                        Clearing Corp
                                        101 Hudson Street, 7th Floor,
                                        Jersey City, NJ 07302
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Fresco Dow Jones EURO STOXX 50          Merrill Lynch Professional            [            ]%
Fund                                    Clearing Corp
                                        101 Hudson Street, 7th Floor,
                                        Jersey City, NJ 07302
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Lehman Brothers Holding Inc.          [            ]%
                                        745 Seventh Avenue,
                                        New York, NY 10019
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Salomon Brothers Asset                [            ]%
                                        Management Inc.
                                        388 Greenwich St., 7th Floor,
                                        New York, NY 10013
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Bank of New York                      [            ]%
                                        One Wall Street,
                                        New York, NY
                                        10288
--------------------------------------------------------------------------------------------------------------------

                                  MISCELLANEOUS

Fund Management and Administration

      UBS Global AM, a Delaware corporation, located at 51 West 52nd Street, New York, New York 10019-6114, is an investment advisor registered with the SEC. UBS Global AM acts as the investment advisor to the Funds pursuant to the Current Investment Advisory Agreement. Under the Current Investment Advisory Agreement, each Fund pays UBS Global AM a unitary fee, computed daily and paid monthly, at the annual rate of 0.29% of average daily net assets of the Fund. The Current Investment Advisory Agreement provides that UBS Global AM will pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and any other extraordinary expenses, from the unitary fee.

      UBS Global AM entered into a sub-advisory agreement (the "Sub-Advisory Contract") with UBS Global Asset Management Ltd, 21 Lombard Street, London, England EC3V 9AH. UBS Global AM Ltd is an affiliate of UBS Global AM. UBS Global AM Ltd serves as Sub-Advisor to each Fund. The Sub-Advisor furnishes UBS Global AM with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Trust's Board of Trustees and officers. Under the direction of UBS Global AM, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of a Fund's portfolio that UBS Global AM designates from time to time. For the fiscal year ended September 30, 2003, UBS Global AM paid $87,262 to UBS Global AM Ltd for its services as Sub-Advisor. Upon approval of the Proposed Investment Advisory Agreement, UBS Global Asset Management Ltd. would cease to be a sub-advisor to the Funds.

      UBS Global AM is also the principal underwriter of each Fund's shares.

      State Street acts as administrator to the Funds pursuant to an Administration Agreement between State Street and the Trust. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

      Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Trust or personnel of the Administrator. The expenses connected with the solicitation of proxies, including proxies solicited by the Trust's officers or agents in person, by telephone or by telegraph, will be borne by SSgA FM. SSgA FM will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Fresco Index Shares Funds, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019.

      In the event that sufficient votes in favor of the proposals set forth in the Notice of this meeting are not received by June 16, 2004, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by SSgA FM.


                                                      By order of the Board
                                                      of Trustees,


                                                      /s/David M. Goldenberg
                                                      DAVID M. GOLDENBERG
                                                      Secretary

                                                      51 West 52nd Street
                                                      New York, NY10019
                                                      April ___, 2004

                                                                      APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                           SSGA FUNDS MANAGEMENT, INC.
                                       AND
                            FRESCO INDEX SHARES FUNDS

      This Agreement is made as of this ___ day of _____, 2004, between Fresco Index Shares Funds, a Massachusetts business trust (the "Trust"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser").

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of the two separate portfolio series set forth on Exhibit A to this Agreement (each a "Fund" and collectively, the "Initial Funds"), each having its own investment policies; and

      WHEREAS, the Adviser is in the business of providing investment advisory services; and

      WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Initial Funds and such other series subsequently established by the Trust and made subject to this Agreement in accordance with paragraph 1(b) (the "Additional Funds") (the Initial Funds together with the Additional Funds being referred to herein as the "Funds"), and the Adviser is willing to render such services;

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Trust and Adviser agree as follows:

1. APPOINTMENT OF ADVISER.

      (a) Initial Funds: The Trust hereby appoints the Adviser to act as investment adviser to the Initial Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Trust warrants that the Adviser has been duly appointed to act hereunder.

      (b) Additional Funds: In the event that the Trust establishes one or more series other than the Initial Funds with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to each Additional Fund. If the Adviser is willing to render such services, it shall so notify the Trust in writing, whereupon each such Additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Trust and the Adviser shall be annexed hereto as a part hereof indicating that each such Additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such Additional Fund.

2. ADVISORY DUTIES. Subject to the supervision of the Board of Trustees of the Trust (the "Board"), the Adviser shall manage the investment operations and determine the composition of the portfolio of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund's investment objective and policies as stated in the then current prospectus and Statement of Additional Information for such Fund contained in the Trust's Registration Statement on Form N-1A (the "Registration Statement"), as such prospectus and Statement of Additional Information are amended or supplemented from time to time. The Adviser's duties hereunder are subject to the following understandings:

      (a) The Adviser shall provide supervision of investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

      (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust, By-Laws, Registration Statement and the terms and conditions of the order of exemption under the 1940 Act of the Securities and Exchange Commission (IC Release No. 25767) (October 11, 2002) granted pursuant to the Amended and Restated Application, and with the instructions and directions of the Board, provided, however, the Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Adviser; and the Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

      (c) The Adviser shall promptly communicate to the officers and Trustees of the Trust such information relating to transactions of the Funds as they may reasonably request. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients;

      (d) The Adviser shall maintain books and records with respect to the Trust's securities transactions and shall render to the Board such periodic and special reports as the Board may reasonably request;

      (e) The Adviser shall provide the Trust with a list of all securities transactions as reasonably requested by the Trust;

      (f) The investment advisory services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others; and

      (g) The Adviser shall initially determine and make such modifications to the identity and number of shares of the Deposit Securities and the Fund Securities required for a Fund Deposit or Redemption for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust's Custodian with respect to such designation).

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSIONS. The Adviser, subject to and in accordance with any directions which the Board may issue from time to time, shall place, in the name of the Trust, orders for the execution of the securities transactions in which any Fund is authorized to invest. When placing such orders, the primary objective of the Adviser shall be to obtain the best net price and execution ("best execution") for the Trust but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e)(3) of the the 1934 Act) or statistical quotations and other information to the Trust and/or the Adviser in accordance with the standards set forth below. The Adviser may, where it deems appropriate, place orders with a broker who charges a higher commission than another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Adviser agree that the Adviser may select brokers for the execution of any Fund's securities transactions from among:

      a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

      b. Those brokers and dealers who provide brokerage and research services to the Adviser which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Adviser in a better position to make decisions in connection with the management of the Trust's assets, whether or not such data may also be useful to the Adviser in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

      The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's primary duty to obtain the best execution for the Trust.

4. BOOKS AND RECORDS. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) under the 1940 Act. Nothing herein shall prevent the Adviser from maintaining its own records as required by law, which may be a duplication of the Trust's records.

5. REPORTS TO ADVISER. The Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer in any way to the Adviser, if reasonably practicable ten (10) days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which merely identifies the Trust, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Trust shall, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless the Trust gives written instructions to the contrary, the Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Trust's shareholders.

7. EXPENSES. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust except for the advisory fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

8. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, the Trust shall pay to the Adviser such compensation as is designated in Exhibit A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation.

9. LIMITATION OF ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

10. DURATION AND TERMINATION.

      (a) This Agreement shall become effective with respect to each Initial Fund on the date hereof, or, with respect to any Additional Fund on the date of the written notification specified in Section 1(b). This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund in accordance with the provisions of the 1940 Act.

      (b) This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by the majority vote of either the entire Board or by vote of a majority of the outstanding voting securities of the Fund (in accordance with the provisions of the 1940 Act) on 60 days' written notice to the Adviser. This Agreement may also be terminated by the Adviser on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts and any applicable federal law.

12. LIMITATION OF LIABILITY. The Declaration of Trust filed on February 16, 2002, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Fresco Index Shares Funds means the Trustees from time to time serving (as Trustees but not personally) under such Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

      IN WITNESS WHEREOF, the due execution hereof as of the date first above written.


Attest:                       FRESCO INDEX SHARES FUNDS


By:                           By:
    --------------------             ------------------------

                              Name:
                                     ------------------------

                              Title:
                                     ------------------------


Attest:                       SSGA FUNDS MANAGEMENT, INC.


By:                           By:
    --------------------             ------------------------

                              Name:
                                     ------------------------

                              Title:
                                     ------------------------

                                    EXHIBIT A

      As consideration for the Adviser's services to each of the following Funds, the Adviser shall receive from each Fund a unitary fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund's average daily net assets during the month. The Adviser will pay all of the expenses of each Fund of the Trust except for the advisory fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

Fund                                                   Annual % of average
                                                          daily net assets
--------------------------------------------------------------------------
Fresco Dow Jones Stoxx 50 Fund                                       0.29%
Fresco Dow Jones EURO Stoxx 50 Fund                                  0.29%

                                                                      APPENDIX B

                          FRESCO(SM) INDEX SHARES FUNDS
                 AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of independent trustees of the Fresco Index Shares Funds (the "Trust").

2.    The purposes of the Audit Committee are:

      (a) to select, oversee and set the compensation of the Trust's independent auditors;

      (b) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (c) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

      (d) to act as a liaison between the Trust's independent auditors and the full Board of Trustees (the "Board").

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to select, retain or terminate the Trust's independent auditors to provide audit, review or attest services to the Trust and in connection therewith, to evaluate the independence of the auditors, and in connection therewith to receive the auditors' specific representations as to their independence;

      (b) to pre-approve all non-audit services to be provided to the Trust by the independent auditor when, without such pre-approval, the auditor would not be independent of the Trust under applicable federal securities laws, rules or auditing standards;

      (c) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) herein, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight;

      (d) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the Trust's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust's financial statements; including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

      (e) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

      (f) to review and approve the fees charged by the auditors for audit and non-audit services;

      (g) to receive and consider reports from the Trust's independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor;
            (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust's investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees;

      (h) to review and pre-approve all audit and non-audit services proposed to be provided to the Trust by its independent auditors;

      (i) to review and pre-approve all non-audit services proposed to be provided by the Trust's independent auditors to the investment adviser or any of its subsidiaries or affiliates that provide on-going services to the Trust, when, without such pre-approval by the Audit Committee, the auditor would not be independent of the Trust under applicable federal securities laws, rules or auditing standards;

      (j) to investigate improprieties or suspected improprieties in Trust operations;

      (k) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

      (l) to consult with the Board in connection with the Board's determination whether one or more members of the Audit Committee qualify as an "audit committee financial expert;" and

      (m) to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust's internal controls that could adversely affect the Trust's ability to record, process, summarize and report financial data, any material weaknesses in the Trust's internal controls and any fraud, whether or not material that involves management or other employees of the Trust who have a significant role in the Trust's internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board.

4. Audit Committee shall meet at least once annually with the independent auditors (outside the presence of Trust management) and at least once annually with the representatives of Trust management responsible for the financial and accounting operations of the Trust. The Audit Committee shall hold special meetings when and if circumstances require.

5. The appropriate officers of the Trust shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Trust.

6. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board.

7. Procedure for Handling Complaints. The Audit Committee shall establish procedures for (i) receipt, retention and treatment of complaints received by the Trust or the Trust's adviser regarding accounting, internal accounting controls, or accounting matters, and (ii) the confidential, anonymous submission by employees of the Trust or the Trust's adviser of concerns regarding questionable accounting or auditing matters.

8. Compliance with Applicable Rules. The Audit Committee shall comply with the rules of the New York Stock Exchange and the US Securities and Exchange Commission applicable to exchange-traded funds.

Adopted by the Audit Committee on August 19, 2002, and amended on May 19, 2003.

                                      PROXY

                         FRESCO DOW JONES STOXX 50 FUND

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints DAVID M. GOLDENBERG and RITA RUBIN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Fresco Dow Jones Stoxx 50 Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 51 West 52nd Street, ___ Floor, New York, New York 10019, on Wednesday, June 16, 2004 at [TIME], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

               (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
COMMENTS:


--------------------------------------------------------------------------------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                         FRESCO DOW JONES STOXX 50 FUND
                                  June 16, 2004

     Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------
      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND"FOR" THE
                        ELECTION OF THE TRUSTEE-NOMINEES
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|
--------------------------------------------------------------------------------
                                                           For  Against  Abstain

1.    Approval or disapproval of a new Investment          |_|    |_|      |_|
      Advisory Agreement between Fresco Index Shares
      Funds, on behalf of the Fresco Dow Jones Stoxx 50
      Fund, and SSgA Funds Management, Inc. (a vote
      "For" is a vote for approval).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.    Election of Trustee-Nominees
--------------------------------------------------------------------------------

                             NOMINEE
|_|   FOR ALL NOMINEES   ( ) Timothy B. Harbert
|_|   WITHHOLD
      AUTHORITY FOR ALL  ( ) Agustin J. Fleites
      NOMINEES
|_|   FOR ALL EXCEPT     ( ) David M. Kelly
      (See instructions
      below)             ( ) Frank Nesvet

                         ( ) Helen F. Peters

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust in Proposal 1 and FOR the election of the five Trustee-Nominees in Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

Please check if you plan on attending the meeting. |_|

Signature of Shareholder _____________________________
Date:______________________________
Signature of Shareholder _____________________________
Date:______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY

                       FRESCO DOW JONES EURO STOXX 50 FUND

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints DAVID M. GOLDENBERG and RITA RUBIN each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Fresco Dow Jones EURO Stoxx 50 Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 51 West 52nd Street, ___ Floor, New York, New York 10019, on Wednesday, June 16, 2004 at [TIME], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

               (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
COMMENTS:


--------------------------------------------------------------------------------

                       SPECIAL MEETING OF SHAREHOLDERS OF
                       FRESCO DOW JONES EURO STOXX 50 FUND
                                  June 16, 2004

     Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------
      THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND"FOR" THE
                        ELECTION OF THE TRUSTEE-NOMINEES
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|
--------------------------------------------------------------------------------
                                                           For  Against  Abstain
1.    Approval or disapproval of a new Investment
      Advisory Agreement between Fresco Index Shares       |_|    |_|      |_|
      Funds, on behalf of the Fresco Dow Jones EURO
      Stoxx 50 Fund, and SSgA Funds Management, Inc. (a
      vote "For" is a vote for approval).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.    Election of Trustee-Nominees

                             NOMINEE
|_|   FOR ALL NOMINEES   ( ) Timothy B. Harbert
|_|   WITHHOLD
      AUTHORITY FOR ALL  ( ) Agustin J. Fleites
      NOMINEES
|_|   FOR ALL EXCEPT     ( ) David M. Kelly
      (See instructions
      below)             ( ) Frank Nesvet

                         ( ) Helen F. Peters

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust in Proposal 1 and FOR the election of the five Trustee-Nominees in Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
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Please check if you plan on attending the meeting. |_|

Signature of Shareholder _____________________________
Date:______________________________
Signature of Shareholder _____________________________
Date:______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.